UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10499

Name of Fund: BlackRock California Municipal 2018 Term Trust (BJZ)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock California Municipal 2018 Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2011

Date of reporting period: 12/31/2011

Item 1 – Report to Stockholders

December 31, 2011

Annual Report
BlackRock California Municipal 2018 Term Trust (BJZ)

BlackRock Municipal 2018 Term Trust (BPK)

BlackRock New York Municipal 2018 Term Trust (BLH)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	DECEMBER 31, 2011

Dear Shareholder

Investors endured a very difficult environment in 2011. Financial markets were extremely volatile as a number of high-profile global events drove frequent about-face changes in investor sentiment. As the year progressed, news flow increasingly influenced trading decisions, to the point where company fundamentals were largely ignored. In the end, lower-risk assets won the “risk on — risk off” trading tug-of-war that characterized 2011’s market activity.

Early in the year, political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities, commodities and high yield bonds outpaced the less risky asset classes as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data.

Markets reversed sharply in May, however, when the heightened possibility of Greece defaulting on its debt rekindled fears about sovereign debt problems spreading across Europe. Concurrently, economic indicators signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historical highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, after months of deliberation, European leaders began to show signs of progress toward stemming the region’s debt crisis. These encouraging developments brought investors back from the sidelines and risk assets rallied through the month. However, a lack of definitive details about Europe’s rescue plan soon raised doubts among investors and thwarted the rally at the end of October. The last two months of the year saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers bickering over budget issues. Global central bank actions and improving economic data energized investors, but confidence was easily tempered by sobering news flow that resurrected uncertainty about the ability of Europe’s leaders to ultimately contain the debt crisis.

Most equity markets failed to fully recover their late-summer losses, although US large cap stocks managed to finish the year with a marginal gain given their perceived safety and stronger US economic data. Conditions were worse overseas, and international markets experienced some significant downturns. Dividend-paying stocks performed relatively well as investors sought yield in the low interest rate environment. Fixed income securities benefited from declining yields and delivered positive returns for the year. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 are likely to persist well into 2012. While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of December 31, 2011

	6-month	12-month
US large cap equities (S&P 500® Index)	(3.69)%	2.11%
US small cap equities (Russell 2000® Index)	(9.77)	(4.18)
International equities (MSCI Europe, Australasia, Far East Index)	(16.31)	(12.14)
Emerging market equities (MSCI Emerging Markets Index)	(19.13)	(18.42)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.10
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	13.46	17.15
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.98	7.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.78	10.62
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(0.02)	4.96

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended December 31, 2011

The municipal bond market began 2011 in a challenging environment on the heels of a fourth quarter that brought severe losses amid a steepening US Treasury yield curve and a flood of inflated headlines about municipal finance troubles. Retail investors lost confidence in municipals and retreated from the market. Political uncertainty surrounding the midterm elections and tax policies exacerbated the situation. These conditions combined with seasonal illiquidity sapped willful market participation from the trading community. December 2010 brought declining demand with no comparable reduction in supply as issuers rushed their deals to market before the Build America Bond program was retired. This supply-demand imbalance led to wider quality spreads and higher yields for municipal bonds heading into 2011.

Demand is usually strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds in the first half of 2011. From the middle of November 2010, outflows persisted for 29 consecutive weeks, totaling $35.1 billion before the trend finally broke in June. However, weak demand was counterbalanced by lower supply in 2011. According to Thomson Reuters, new issuance was down 32% in 2011 as compared to the prior year. While these technical factors were improving, municipalities were struggling to balance their budgets, although the late-2010 predictions for widespread municipal defaults did not materialize. Other concerns that resonated at the beginning of the year, such as rising interest rates, weakening credits and higher rates of inflation, abated as these scenarios also did not come to fruition.

On August 5th, Standard & Poor’s (“S&P”) downgraded the US government’s credit rating from AAA to AA+. While this led to the downgrade of approximately 11,000 municipal issues directly tied to the US debt rating, this represented a very small fraction of the municipal market and said nothing about the individual municipal credits themselves. In fact, demand for municipal bonds increased as severe volatility in US equities drove investors to more stable assets. The municipal market benefited from an exuberant Treasury market and continued muted new issuance. As supply remained constrained, demand from both traditional and non-traditional buyers was strong, pushing long-term municipal bond yields lower and sparking a curve-flattening trend that continued through year end.

Ultimately, the municipal market recorded double-digit returns in one of the strongest performance years in its history.The S&P Municipal Bond Index returned 10.62% in 2011, making municipal bonds a top-performing fixed income asset class for the year. Overall, the municipal yield curve flattened during the period from December 31, 2010 to December 30, 2011. As measured by Thomson Municipal Market Data, yields declined by 113 basis points (“bps”) to 3.55% on AAA-rated 30-year municipal bonds and by 133 bps to 1.83% on 10-year bonds, while yields on 5-year issues fell 78 bps to 0.85%. With the exception of the 10- to 30-year range, yield spreads between maturities decreased over the past year.The most significant decrease was seen in the 2- to 10-year range, where the spread tightened by 107 bps, while the overall slope between 2- and 30-year maturities decreased by 87 bps to 3.19%.

The fundamental picture for municipalities continues to improve. Austerity has been the general theme across the country, while a small number of states continue to rely on a “kick-the-can” approach to close their budget shortfalls, with aggressive revenue projections and accounting gimmicks. The market’s technical factors are also improving as demand outpaces supply in what is historically a light issuance period. It has been over a year since the first highly publicized interview about the fiscal problems plaguing state and local governments. Thus far, the prophecy of widespread defaults across the municipal market has not materialized. In 2011, there were fewer municipal defaults than seen in 2010. Year-to-date monetary defaults in the S&P Municipal Bond Index total roughly $805 million, representing less than 0.48% of the index. BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	DECEMBER 31, 2011

Trust Summary as of December 31, 2011	BlackRock California Municipal 2018 Term Trust

Trust Overview

BlackRock California Municipal 2018 Term Trust’s (BJZ) (the “Trust”) investment objectives are to seek to provide current income exempt from regular federal and California income taxes and to return $15 per common share to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended December 31, 2011, the Trust returned 12.17% based on market price and 14.86% based on net asset value (“NAV”). The Trust’s peer group of closed-end funds in the Lipper California Municipal Debt Funds category posted an average return of 21.45% based on market price and 18.36% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. During the period, interest rates generally declined and the Trust’s duration positioning (sensitivity to interest rates) benefited performance. Credit spreads tightened during the period, which was another positive factor for performance. The Trust’s yield curve positioning had a positive impact on returns as holdings were heavily weighted in intermediate maturities, which experienced the greatest move to lower interest rates. Holdings of zero-coupon and four-percent-coupon bonds also performed well as the dollar prices on these bonds remained attractive to a broader investment audience. The Trust is scheduled to mature on or about December 31, 2018 and thus holds securities that will mature close to that date. The Trust’s shorter maturity profile was a disadvantage as compared to its Lipper category peers that typically hold longer-dated issues, which exhibited greater price appreciation in the declining interest rate environment. Many of the bonds held by the Trust matured or reached their call dates during the period, which subjected the Trust to reinvesting the proceeds from those redemptions at lower interest rates, negatively impacting the Trust’s income accrual.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BJZ
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2011 ($16.34)[1]	5.29%
Tax Equivalent Yield[2]	8.14%
Current Monthly Distribution per Common Share[3]	$0.072
Current Annualized Distribution per Common Share[3]	$0.864
Leverage as of December 31, 2011[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“Preferred Shares”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	12/31/11	12/31/10	Change	High	Low
Market Price	$16.34	$15.38	6.24%	$16.85	$14.08
Net Asset Value	$15.60	$14.34	8.79%	$15.60	$14.00

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	12/31/11	12/31/10
County/City/Special District/School District	30%	29%
Utilities	20	10
Transportation	16	18
Health	11	13
State	8	14
Corporate	8	8
Education	5	5
Housing	2	3

Credit Quality Allocations[5]
	12/31/11	12/31/10
AAA/Aaa	7%	11%
AA/Aa	47	37
A	21	25
BBB/Baa	20	18
BB/Ba	—	3
Not Rated[6]	5	6

[5]	Using the higher of Standard and Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of December 31, 2011 and December 31, 2010, the market value of these securities was $3,070,733 and $3,333,566, each representing 2%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	DECEMBER 31, 2011	5

Trust Summary as of December 31, 2011	BlackRock Municipal 2018 Term Trust

Trust Overview

BlackRock Municipal 2018 Term Trust’s (BPK) (the “Trust”) investment objectives are to seek to provide current income exempt from regular federal income tax and to return $15 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended December 31, 2011, the Trust returned 11.66% based on market price and 13.86% based on NAV. The Trust’s peer group of closed-end funds in the Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 21.51% based on market price and 18.03% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. During the period, interest rates generally declined and the Trust’s duration positioning (sensitivity to interest rates) benefited performance. Credit spreads tightened during the period, which was another positive factor for performance. The Trust’s yield curve positioning had a positive impact on returns as holdings were heavily weighted in intermediate maturities, which experienced the greatest move to lower interest rates. Holdings of zero-coupon and four-percent-coupon bonds also performed well as the dollar prices on these bonds remained attractive to a broader investment audience. The Trust is scheduled to mature on or about December 31, 2018 and thus holds securities that will mature close to that date. The Trust’s shorter maturity profile was a disadvantage as compared to its Lipper category peers that typically hold longer-dated issues, which exhibited greater price appreciation in the declining interest rate environment. Many of the bonds held by the Trust matured or reached their call dates during the period, which subjected the Trust to reinvesting the proceeds from those redemptions at lower interest rates, negatively impacting the Trust’s income accrual.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BPK
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2011 ($16.59)[1]	5.64%
Tax Equivalent Yield[2]	8.68%
Current Monthly Distribution per Common Share[3]	$0.078
Current Annualized Distribution per Common Share[3]	$0.936
Leverage as of December 31, 2011[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Preferred Shares and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	12/31/11	12/31/10	Change	High	Low
Market Price	$16.59	$15.75	5.33%	$16.75	$15.08
Net Asset Value	$15.66	$14.58	7.41%	$15.66	$14.19

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	12/31/11	12/31/10
Corporate	18%	22%
County/City/Special District/School District	16	13
State	15	7
Health	14	19
Housing	10	12
Transportation	10	10
Utilities	10	9
Tobacco	5	4
Education	2	4

Credit Quality Allocations[5]
	12/31/11	12/31/10
AAA/Aaa	12%	11%
AA/Aa	23	24
A	31	28
BBB/Baa	21	20
BB/Ba	3	5
B	3	4
CCC/Caa	1	2
Not Rated[6]	6	6

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of December 31, 2011 and December 30, 2010, the market value of these securities was $6,391,505, representing 2%, and $9,152,165, representing 3%, respectively, of the Trust’s long-term investments.

6	ANNUAL REPORT	DECEMBER 31, 2011

Trust Summary as of December 31, 2011	BlackRock New York Municipal 2018 Term Trust

Trust Overview

BlackRock New York Municipal 2018 Term Trust’s (BLH) (the “Trust”) investment objectives are to seek to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes and to return $15 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended December 31, 2011, the Trust returned 11.46% based on market price and 9.41% based on NAV. The Trust’s peer group of closed-end funds in the Lipper New York Municipal Debt Funds category posted an average return of 17.69% based on market price and 14.63% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. During the period, interest rates generally declined and the Trust’s duration positioning (sensitivity to interest rates) benefited performance. Credit spreads tightened during the period, which was another positive factor for performance. The Trust’s yield curve positioning had a positive impact on returns as holdings were heavily weighted in intermediate maturities, which experienced the greatest move to lower interest rates. Holdings of four-percent-coupon bonds also performed well as the dollar prices on these bonds remained attractive to a broader investment audience. The Trust is scheduled to mature on or about December 31, 2018 and thus holds securities that will mature close to that date. The Trust’s shorter maturity profile was a disadvantage as compared to its Lipper category peers that typically hold longer-dated issues, which exhibited greater price appreciation in the declining interest rate environment. Many of the bonds held by the Trust matured or reached their call dates during the period, which subjected the Trust to reinvesting the proceeds from those redemptions at lower interest rates, negatively impacting the Trust’s income accrual.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BLH
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2011 ($16.71)[1]	5.89%
Tax Equivalent Yield[2]	9.06%
Current Monthly Distribution per Common Share[3]	$0.082
Current Annualized Distribution per Common Share[3]	$0.984
Leverage as of December 31, 2011[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Preferred Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	12/31/11	12/31/10	Change	High	Low
Market Price	$16.71	$15.92	4.96%	$17.12	$15.36
Net Asset Value	$15.64	$15.18	3.03%	$15.64	$14.80

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	12/31/11	12/31/10
Education	24%	24%
County/City/Special District/School District	23	26
Transportation	15	13
Health	12	12
Tobacco	10	10
State	6	5
Corporate	5	6
Utilities	3	3
Housing	2	1

Credit Quality Allocations[5]
	12/31/11	12/31/10
AAA/Aaa	14%	10%
AA/Aa	36	36
A	17	15
BBB/Baa	22	23
B	—	1
Not Rated[6]	11	15

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of December 31, 2011 and December 31, 2010, the market value of these securities was $3,912,433, representing 5%, and $7,512,974, representing 9%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	DECEMBER 31, 2011	7

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Trusts issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Trusts are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Trust anticipates that the total economic leverage from Preferred Shares and/or TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of December 31, 2011, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Leverage
BJZ	36.%
BPK	36%
BLH	36%

8	ANNUAL REPORT	DECEMBER 31, 2011

Schedule of Investments December 31, 2011	BlackRock California Municipal 2018 Term Trust (BJZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 146.4%
Corporate — 12.1%
California Pollution Control Financing Authority, RB, Mandatory Put Bonds, AMT (a):
Republic Services Inc. Project, Series B, 5.25%, 6/01/23	$2,020	$2,182,226
Waste Management Inc. Project, Series A, 5.13%, 7/01/31	4,000	4,290,440
California Pollution Control Financing Authority, Refunding RB:
Republic Services Inc. Project, Series C, AMT, 5.25%, 6/01/23 (a)	2,030	2,244,449
San Diego Gas & Electric, Series A, 5.90%, 6/01/14	3,100	3,455,074
		12,172,189
County/City/Special District/ School District — 46.7%
City & County of San Francisco, GO, Refunding, Series R-1, 5.00%, 6/15/18	2,500	3,070,175
City of Vista California, COP, Refunding, Community Projects (NPFGC):
5.00%, 5/01/19	1,000	1,098,470
4.75%, 5/01/21	1,115	1,187,899
Clovis Unified School District California, GO, CAB, Election of 2004, Series A (NPFGC), 5.13%, 8/01/21 (b)(c)	7,500	6,006,450
County of San Bernardino California, Special Tax Bonds, Community Facilities District No. 2002-1:
5.35%, 9/01/17	105	108,000
5.50%, 9/01/18	245	251,830
Fontana Public Finance Authority California, Tax Allocation Bonds, Refunding, North Fontana Redevelopment Project, Series A (AGM), 5.25%, 9/01/18	3,395	3,438,727
Irvine Unified School District California, Special Tax Bonds, Community Facilities District No. 86-1 (AGM), 5.25%, 9/01/18	5,000	5,842,000
Lathrop Financing Authority, RB, Water Supply Project:
5.80%, 6/01/21	995	1,008,174
5.85%, 6/01/22	1,040	1,052,199
5.90%, 6/01/23	1,000	1,010,360
Los Angeles Community College District California, GO, Election of 2001, Series E-1, 4.00%, 8/01/18	200	227,356

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/ School District (concluded)
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	$2,500	$3,006,600
Los Banos Unified School District, GO, Election of 2008 (AGC), 5.00%, 8/01/18	475	565,844
Palm Springs Unified School District, GO, Refunding, 5.00%, 8/01/18	2,745	3,345,139
Riverside Unified School District California, GO, Series A (NPFGC), 5.25%, 2/01/12 (d)	5,000	5,071,800
San Manuel Entertainment Authority, Series 04-C, 4.50%, 12/01/16 (e)	4,000	4,051,280
San Marcos Unified School District, GO, CAB (c):
3.31%, 8/01/17	385	335,293
3.75%, 8/01/18	500	416,790
Santa Clara Unified School District, GO, Election 2004, Series A, 5.00%, 7/01/18	2,190	2,700,774
Stockton East Water District, COP, Refunding, Series B (NPFGC), 5.93%, 4/01/19 (c)	4,590	3,017,282
		46,812,442
Education — 7.9%
California State Public Works Board, Refunding RB, Trustees of the California State University, Series A, 5.00%, 10/01/17	2,415	2,419,927
University of California, RB, General, Series AB, 5.00%, 5/15/19	2,500	3,098,075
University of California, Refunding RB, Series S, 5.00%, 5/15/18	2,000	2,448,560
		7,966,562
Health — 17.4%
ABAG Finance Authority for Nonprofit Corps, RB, San Diego Hospital Association, Series C, 5.38%, 3/01/21	2,100	2,183,034
California Health Facilities Financing Authority, RB, Health Facility, Adventist Health System, Series A:
5.00%, 3/01/18	1,075	1,102,918
5.00%, 3/01/19	1,000	1,021,870
5.00%, 3/01/20	2,060	2,100,788
5.00%, 3/01/24	1,355	1,368,279
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/19	1,430	1,702,000

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	American Capital Access Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	Industrial Development Board
ISD	Independent School District
LRB	Lease Revenue Bonds
MRB	Mortgage Revenue Bonds
MWRA	Massachusetts Water Resources Authority
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Radian	Radian Group, Inc.
RB	Revenue Bonds
S/F	Single-Family

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2011	9

Schedule of Investments (continued)	BlackRock California Municipal 2018 Term Trust (BJZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Health (concluded)
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series D, 5.00%, 8/15/18	$515	$613,190
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/19	2,000	2,379,800
California Statewide Communities Development Authority, Refunding RB, Daughters of Charity Health, Series A, 5.25%, 7/01/24	5,000	4,995,450
		17,467,329
Housing — 3.1%
California Housing Finance Agency, RB, Series A (Fannie Mae):
3.20%, 8/01/18	1,000	1,040,950
3.50%, 2/01/19	1,975	2,071,834
		3,112,784
State — 7.0%
California State Public Works Board, Refunding RB, California Community Colleges, Series A, 5.00%, 12/01/17	2,020	2,024,081
State of California, GO, 5.00%, 11/01/20	30	30,088
State of California, GO, Refunding:
Series A, 5.00%, 7/01/18	720	871,106
Veterans, Series BZ, AMT (NPFGC), 5.35%, 12/01/21	10	10,015
State of California, Refunding RB, 5.00%, 9/01/18	3,400	4,057,220
		6,992,510
Transportation — 22.6%
City of Long Beach California, RB, Series A, 5.00%, 5/15/18	500	610,085
Foothill Eastern Transportation Corridor Agency California, Refunding RB, CAB, 5.89%, 1/15/21 (c)	20,000	11,740,000
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 4.50%, 5/15/19	3,420	4,059,164
Port of Oakland, Refunding RB, Series O, AMT:
5.00%, 5/01/18	2,500	2,827,125
5.00%, 5/01/19	3,000	3,403,110
		22,639,484
Utilities — 29.6%
California State Department of Water Resources, RB:
Series A, 5.13%, 5/01/12 (d)	6,500	6,669,975
Series M, 4.00%, 5/01/18	1,000	1,160,850
Series N, 5.00%, 5/01/19	3,500	4,336,115
California State Department of Water Resources, Refunding RB:
Series H, Power Supply, 5.00%, 5/01/22	3,500	4,060,140
Series L, 5.00%, 5/01/19	2,000	2,477,780
Cucamonga Valley Water District, Refunding RB, Series A (AGM):
4.00%, 9/01/18	325	374,751
3.00%, 9/01/19	375	406,984
4.00%, 9/01/19	325	375,898

Municipal Bonds	Par (000)	Value
California (concluded)
Utilities (concluded)
Los Angeles County Sanitation Districts Financing Authority, 3.00%, 10/01/18	$3,000	$3,320,040
Los Angeles Department of Water & Power, RB:
Power System, Series A, 5.00%, 7/01/19	2,500	3,092,925
Series B, 5.00%, 7/01/18	600	734,058
Metropolitan Water District of Southern California, Refunding RB, Series B, 4.00%, 7/01/18	1,250	1,466,600
Sacramento Municipal Utility District, Refunding RB, Series X, 5.00%, 8/15/18	400	478,324
Southern California Public Power Authority, RB, Canyon Power, Series A, 4.00%, 7/01/18	685	783,647
		29,738,087
Total Municipal Bonds in California		146,901,387

Puerto Rico — 4.0%
State — 2.8%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities:
Series C, 5.75%, 7/01/19	1,000	1,120,790
Series C, 5.75%, 7/01/19 (b)	5	6,549
Series M, 6.00%, 7/01/20	1,000	1,134,470
Puerto Rico Sales Tax Financing Corp., RB, Sales Tax Revenue, Series C, 5.00%, 8/01/22	485	574,778
		2,836,587
Transportation — 1.2%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series Z (AGM):
6.00%, 7/01/18	465	544,166
6.00%, 7/01/18 (b)	535	666,664
		1,210,830
Total Municipal Bonds in Puerto Rico		4,047,417

US Virgin Islands — 3.0%
State — 3.0%
Virgin Islands Public Finance Authority, RB, Senior Lien, Matching Fund Loan Note, Series A:
5.25%, 10/01/17	360	382,525
5.25%, 10/01/19	455	477,896
5.25%, 10/01/21	460	478,262
5.25%, 10/01/22	315	325,937
5.25%, 10/01/23	960	988,473
5.25%, 10/01/24	300	307,437
Total Municipal Bonds in the US Virgin Islands		2,960,530
Total Long-Term Investments (Cost — $146,292,977) — 153.4%		153,909,334

See Notes to Financial Statements.

10	ANNUAL REPORT	DECEMBER 31, 2011

Schedule of Investments (concluded)	BlackRock California Municipal 2018 Term Trust (BJZ)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BIF California Municipal Money Fund, 0.22% (f)(g)	406,702	$406,702
Total Short-Term Securities (Cost — $406,702) — 0.4%		406,702
Total Investments (Cost — $146,699,679) — 153.8%		154,316,036
Other Assets Less Liabilities — 1.5%		1,556,486
Preferred Shares, at Redemption Value — (55.3)%		(55,527,343)
Net Assets Applicable to Common Shares — 100.0%		$100,345,179

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security is collateralized by Municipal or US Treasury obligations.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Income
BIF California Municipal Money Fund	6,758,071	(6,351,369)	406,702	$1,265

(g)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$153,909,334	—	$153,909,334
Short-Term Securities	$406,702	—	—	406,702
Total	$406,702	$153,909,334	—	$154,316,036

[1]	See above Schedule of Investments for values in each sector and state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2011	11

Schedule of Investments December 31, 2011	BlackRock Municipal 2018 Term Trust (BPK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.8%
Courtland IDB Alabama, Refunding RB, International Paper Co. Projects, Series A, 4.75%, 5/01/17	$1,000	$1,018,930
Huntsville Health Care Authority Alabama, Refunding RB, Series A, 5.63%, 6/01/22	5,845	5,949,742
		6,968,672
Arizona — 2.7%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/21	4,660	5,642,142
Salt Verde Financial Corp., RB, Senior, 5.25%, 12/01/20	1,000	1,022,100
		6,664,242
California — 15.3%
Agua Caliente Band of Cahuilla Indians, RB, 5.60%, 7/01/13 (a)	755	743,365
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/19	2,570	3,058,840
California Pollution Control Financing Authority, RB, Waste Management, Inc. Project, Series C, AMT, 5.13%, 11/01/23	6,500	6,700,720
California Pollution Control Financing Authority, Refunding RB, Republic Services, Inc. Project, Series C, Mandatory Put Bonds, AMT, 5.25%, 6/01/23	4,055	4,483,370
California State Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/18	5,000	6,113,800
Clovis Unified School District California, GO, CAB, Election of 2004, Series A (NPFGC), 5.13%, 8/01/21 (b)(c)	5,425	4,344,666
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,509,900
San Manuel Entertainment Authority, Series 04-C, 4.50%, 12/01/16 (a)	4,000	4,051,280
State of California, Refunding RB, 5.00%, 9/01/18	3,380	4,033,354
		38,039,295
Colorado — 4.3%
Colorado Housing & Finance Authority, RB, Disposal, Waste Management, Inc. Project, AMT, 5.70%, 7/01/18	5,000	5,587,950
Park Creek Metropolitan District Colorado, Refunding RB, Senior, Limited Tax, Property Tax, 5.25%, 12/01/20	5,010	5,255,490
		10,843,440
Florida — 2.7%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/22	1,250	1,396,650
Pine Island Community Development District, RB, 5.30%, 11/01/10 (d)(e)	400	160,012
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 5/01/13	2,270	2,000,778
Village Center Community Development District, RB, Sub-Series B, 5.88%, 1/01/15	3,080	3,116,837
		6,674,277

Municipal Bonds	Par (000)	Value
Illinois — 18.4%
City of Chicago Illinois, RB, General Airport, Third Lien, Series A (AMBAC):
5.00%, 1/01/19	$5,000	$5,564,050
5.00%, 1/01/20	3,000	3,317,730
City of Chicago Illinois, Refunding RB, General Airport, Third Lien, Series A, AMT (NPFGC), 5.75%, 1/01/18	5,000	5,014,800
Illinois Finance Authority, RB, MJH Education Assistance IV LLC, Sub-Series A, 5.50%, 6/01/19 (d)(e)	2,750	1,649,973
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.00%, 11/01/18	2,290	2,667,644
Elmhurst Memorial Healthcare, 5.50%, 1/01/22	5,000	5,176,850
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC):
5.35%, 6/15/19	1,885	2,081,775
5.40%, 6/15/20	1,985	2,183,321
5.45%, 6/15/21	2,090	2,286,815
Illinois State Toll Highway Authority, RB, Senior Priority, Series A (AGM), 5.00%, 1/01/19	2,250	2,496,600
Railsplitter Tobacco Settlement Authority, RB, 5.00%, 6/01/18	10,000	11,067,400
State of Illinois, RB, Build Illinois, Series B, 5.00%, 6/15/18	2,000	2,394,340
		45,901,298
Indiana — 2.4%
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	3,385	2,034,622
Indiana State Municipal Power Agency, Series A, 5.00%, 1/01/19	875	1,043,219
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	2,500	2,815,925
		5,893,766
Kansas — 1.2%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.00%, 11/15/18	2,500	2,971,675
Kentucky — 1.3%
Kentucky Housing Corp., RB, Series C, AMT, 4.63%, 7/01/22	3,195	3,258,069
Louisiana — 0.5%
Louisiana Public Facilities Authority, RB, Department of Public Safety Fire Marshal’s Headquarter Project (NPFGC), 5.88%, 6/15/14	1,350	1,377,594
Maryland — 1.2%
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.00%, 1/01/19	1,685	1,827,703
University of Maryland Medical System, 5.00%, 7/01/18	1,000	1,139,850
		2,967,553

See Notes to Financial Statements.

12	ANNUAL REPORT	DECEMBER 31, 2011

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts — 0.1%
Massachusetts State Water Pollution Abatement, Refunding RB, MWRA Program, Sub-Series A, 6.00%, 8/01/23	$135	$135,562
Michigan — 3.5%
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.00%, 5/15/18	2,025	2,341,325
Michigan State Hospital Finance Authority, Refunding RB:
Oakwood Obligation Group, Series A, 5.00%, 7/15/18	1,000	1,089,620
Sparrow Obligated, 4.50%, 11/15/26	3,500	3,499,825
Michigan State Housing Development Authority, RB, Series B, 4.15%, 4/01/18	1,000	1,059,700
Pontiac Tax Increment Finance Authority Michigan, Tax Allocation Bonds, Refunding, Tax Increment Development (ACA), 5.38%, 6/01/17 (f)	640	660,173
		8,650,643
Minnesota — 1.4%
Tobacco Securitization Authority, Tobacco Settlement, Refunding RB, Series B, 5.00%, 3/01/18	3,000	3,404,370
Mississippi — 3.9%
County of Lowndes Mississippi, Refunding RB, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	9,000	9,660,600
Multi-State — 8.9%
Centerline Equity Issuer Trust (FHLMC), 6.80%, 10/31/52 (a)(g)	14,000	15,150,240
MuniMae TE Bond Subsidiary LLC (a)(g):
5.20%, 6/29/49	6,000	4,680,060
Series D, 5.90%, 11/29/49	4,000	2,240,040
		22,070,340
Nebraska — 0.7%
Public Power Generation Agency, RB, Whelan Energy Center, Series 2-A (AGC), 5.00%, 1/01/18	1,500	1,738,785
Nevada — 2.9%
City of Henderson Nevada, Special Assessment Bonds, District No. T-18, 5.15%, 9/01/21	1,000	583,150
City of Las Vegas Nevada, Special Assessment Bonds, Summerlin Area, 5.35%, 6/01/17	1,015	1,005,094
Director of the State of Nevada Department of Business & Industry, RB, Republic Services, Inc. Project, Mandatory Put Bonds, AMT, 5.63%, 12/01/26	5,120	5,697,843
		7,286,087
New Hampshire — 6.2%
New Hampshire Business Finance Authority, Refunding RB, Public Service Co. of New Hampshire Project (NPFGC):
Series B, AMT, 4.75%, 5/01/21	6,000	6,134,820
Series C, 5.45%, 5/01/21	7,000	7,161,700
New Hampshire Health & Education Facilities Authority, RB, Exeter Project, 6.00%, 10/01/24	2,025	2,048,976
		15,345,496

Municipal Bonds	Par (000)	Value
New Jersey — 20.0%
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	$7,000	$7,045,360
Continental Airlines, Inc. Project, AMT, 7.00%, 11/15/30	4,065	4,064,593
Continental Airlines, Inc. Project, AMT, 7.20%, 11/15/30	6,750	6,753,307
New Jersey EDA, Refunding RB, School Facilities, Series GG, 5.00%, 9/01/20	4,000	4,720,280
New Jersey EDA, Special Assessment Bonds, Refunding, Kapkowski Road Landfill Project, 5.50%, 4/01/16	8,410	8,315,303
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 6.25%, 12/01/18	2,500	3,026,125
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 5.00%, 7/01/18	850	967,241
AtlantiCare Regional Medical Center, 5.00%, 7/01/20	1,500	1,646,355
Barnabas Health, Series A, 5.00%, 7/01/18	2,000	2,167,680
New Jersey State Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series T, AMT, 4.55%, 10/01/22	2,500	2,547,800
New Jersey State Turnpike Authority, RB, Series G, 5.00%, 1/01/18	1,350	1,596,443
New Jersey Transportation Trust Fund Authority, Series B, 5.00%, 6/15/18	2,000	2,345,000
Newark Housing Authority, RB, South Ward Police Facility (AGC), 4.50%, 12/01/18	4,000	4,624,680
		49,820,167
New York — 10.2%
City of New York New York, GO, Sub-Series F-1, 5.00%, 9/01/18	7,500	8,441,400
Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 11/15/18	1,000	1,216,210
New York State Dormitory Authority, RB, Series A, 5.00%, 3/15/18	8,000	9,720,400
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 5.00%, 12/01/20	1,200	1,237,404
Tobacco Settlement Financing Corp. New York, RB, Asset-Backed, Series B-1C, 5.50%, 6/01/20	4,500	4,782,015
		25,397,429
North Carolina — 7.0%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 4.00%, 1/01/18	3,865	4,321,070
North Carolina HFA, Refunding RB, Series 28-A, AMT, 4.65%, 7/01/23	3,105	3,168,032
North Carolina Municipal Power Agency No. 1, Refunding RB, Series B, 5.00%, 1/01/21	5,000	5,929,450
Wake County Industrial Facilities & Pollution Control Financing Authority North Carolina, Refunding RB, Carolina Power & Light Co. Project, 5.38%, 2/01/17	4,000	4,055,400
		17,473,952

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2011	13

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Ohio — 2.4%
American Municipal Power-Ohio, Inc., RB, Prairie State Energy Campus Project, Series A, 5.25%, 2/15/23	$5,000	$5,671,100
Pinnacle Community Infrastructure Financing Authority, RB, Facilities, Series A, 6.00%, 12/01/22	390	362,509
		6,033,609
Oklahoma — 0.6%
Tulsa Airports Improvement Trust, RB, Series A, Mandatory Put Bonds, AMT, 7.75%, 6/01/35 (e)	2,030	1,535,918
Pennsylvania — 5.0%
Commonwealth of Pennsylvania, GO, First Series, Refunding RB, 5.00%, 7/01/18	4,690	5,770,670
Cumberland County Municipal Authority, RB, Diakon Lutheran, 5.75%, 1/01/19	2,375	2,614,495
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.00%, 2/01/21	2,000	1,860,700
Pennsylvania Higher Educational Facilities Authority, RB, Drexel University, Series A, 5.00%, 5/01/18	1,000	1,166,270
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/22	1,000	1,150,490
		12,562,625
Puerto Rico — 1.8%
Commonwealth of Puerto Rico, GO, Public Improvement, Series B, 5.25%, 7/01/17	2,665	2,897,068
Puerto Rico Sales Tax Financing Corp., RB, Sales Tax Revenue, Series C, 5.00%, 8/01/22	1,320	1,564,345
		4,461,413
South Carolina — 2.1%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health Alliance, Series A, 6.13%, 8/01/23	5,000	5,137,850
Tennessee — 3.3%
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, CAB, Series A (AGM), 5.63%, 1/01/19 (b)	12,000	8,319,840
Texas — 13.8%
Alliance Airport Authority Texas, Refunding RB, FedEx Corp. Project, AMT, 4.85%, 4/01/21	2,000	2,117,640
Birdville ISD Texas, GO, Refunding, CAB (PSF-GTD) (b):
5.40%, 2/15/18	1,615	1,443,083
5.46%, 2/15/19	1,815	1,569,176
5.51%, 2/15/20	2,625	2,178,488
5.54%, 2/15/21	2,500	1,983,025
Central Texas Regional Mobility Authority, RB, Senior Lien:
5.75%, 1/01/18	750	816,510
5.75%, 1/01/19	750	817,523
City of Dallas Texas, Refunding RB (AGC), 5.00%, 8/15/21	2,500	2,847,025
City of Houston Texas, RB, Refunding Sub Lien Series B, 5.00%, 7/01/18	1,000	1,183,080
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, Joint Series A, AMT (NPFGC):
5.88%, 11/01/17	3,070	3,081,144
5.88%, 11/01/18	3,065	3,076,126

Municipal Bonds	Par (000)	Value
Texas (concluded)
Lower Colorado River Authority, Refunding RB, LCRA Transmission Series B, 5.00%, 5/15/18	$5,000	$5,968,450
North Texas Tollway Authority, RB, Series C:
5.00%, 1/01/19	2,215	2,571,792
5.25%, 1/01/20	4,000	4,683,040
		34,336,102
US Virgin Islands — 0.4%
Virgin Islands Public Finance Authority, Refunding RB, Senior Lien, Series B, 5.00%, 10/01/18	1,000	1,114,400
Virginia — 1.1%
Virginia HDA, RB, Sub-Series E-2, AMT, 4.38%, 10/01/19	2,750	2,802,030
Washington — 0.2%
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series B, 5.00%, 10/01/18	500	593,010
Wisconsin — 2.1%
City of Franklin Wisconsin, RB, Waste Management, Inc. Project, AMT, 4.95%, 4/01/16	1,990	2,172,602
State of Wisconsin, Refunding RB, Series A, 5.00%, 5/01/18	1,000	1,211,050
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc.:
5.00%, 4/01/19	1,265	1,471,992
5.38%, 10/01/21	440	445,214
		5,300,858
Total Municipal Bonds — 150.4%		374,740,967

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Illinois — 2.3%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.00%, 11/01/20	5,000	5,745,600
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 2.3%		5,745,600
Total Long-Term Investments (Cost — $363,636,878) — 152.7%		380,486,567

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (i)(j)	925,301	925,301
Total Short-Term Securities (Cost — $925,301) — 0.4%		925,301
Total Investments (Cost — $364,562,179) — 153.1%		381,411,868
Other Assets Less Liabilities — 2.1%		5,260,703
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.5)%		(3,751,356)
Preferred Shares, at Redemption Value — (53.7)%		(133,852,655)
Net Assets Applicable to Common Shares — 100.0%		$249,068,560

See Notes to Financial Statements.

14	ANNUAL REPORT	DECEMBER 31, 2011

Schedule of Investments (concluded)	BlackRock Municipal 2018 Term Trust (BPK)

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Security is collateralized by Municipal or US Treasury obligations.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(g)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(h)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Income
FFI Institutional Tax-Exempt Fund	823,002	102,299	925,301	$2,053

(j)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

• Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$380,486,567	—	$380,486,567
Short-Term Securities	$925,301	—	—	925,301
Total	$925,301	$380,486,567	—	$381,411,868

[1]	See the above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2011	15

Schedule of Investments December 31, 2011	BlackRock New York Municipal 2018 Term Trust (BLH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 141.2%
Corporate — 7.3%
Jefferson County Industrial Development Agency New York, Refunding RB, Solid Waste, Series A, AMT, 5.20%, 12/01/20	$2,450	$2,459,653
Port Authority of New York & New Jersey, RB, Continental Airlines Inc. and Eastern Air Lines Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	1,695	1,712,798
		4,172,451
County/City/Special District/ School District — 33.7%
City of New York New York, GO, Series M, 5.00%, 4/01/23	1,390	1,526,637
City of New York New York, GO, Refunding, Series G:
5.75%, 8/01/18	2,580	2,655,697
5.75%, 8/01/18 (a)	1,920	1,981,959
County of Nassau New York, GO, Refunding, General Improvement, Series C (AGC), 5.25%, 10/01/22	2,500	2,956,950
New York City Transitional Finance Authority, RB, Fiscal 2008, Series S-1, 5.00%, 1/15/23	1,400	1,596,546
New York City Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 2/01/20	2,000	2,469,760
New York State, Series E, GO:
5.00%, 12/15/18	1,000	1,241,410
5.00%, 12/15/20	2,000	2,526,160
New York State Dormitory Authority, Series A, RB, State University Dormitory Facilities, 5.00%, 7/01/18	1,045	1,258,232
New York State Urban Development Corp., Refunding RB, Series D, 5.50%, 1/01/19	750	921,840
		19,135,191
Education — 36.1%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/25 (b)(c)	450	103,509
City of Troy New York, RB, Rensselaer Polytechnic-B, 5.00%, 9/01/18	1,000	1,157,990
New York City Industrial Development Agency, RB, YMCA of Greater New York Project, 5.25%, 8/01/21	4,000	4,006,560
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A:
3.00%, 7/01/12	500	506,700
5.00%, 7/01/21	250	299,405
New York State Dormitory Authority, RB:
Pratt Institute, Series C (AGC), 5.00%, 7/01/19	600	725,340
University of Rochester, Series A, 5.00%, 7/01/21	1,155	1,367,462
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, Series A (Radian), 5.50%, 7/01/18	1,000	1,053,480
Yeshiva University, 5.00%, 9/01/27	2,000	2,134,960
Niagara County Industrial Development Agency, Refunding RB, Niagara University Project, Series A (Radian), 5.35%, 11/01/23	4,180	4,221,926
Westchester County Industrial Development Agency New York, RB, Purchase College Foundation Housing, Series A (AMBAC), 5.13%, 12/01/22	3,710	3,788,058

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A:
5.00%, 6/01/18	$600	$678,522
5.00%, 6/01/19	400	453,648
		20,497,560
Health — 18.5%
East Rochester Housing Authority New York, Refunding RB, Genesee Valley Nursing Center (FHA), 5.20%, 12/20/24	1,150	1,163,306
New York State Dormitory Authority, Refunding RB, Mental Health Services Facilities, Series A, 5.00%, 8/15/18	1,025	1,237,062
Oneida Health Care Corp. New York, Refunding RB, Residential Health Care Project (Radian), 5.30%, 2/01/21	4,130	4,174,397
Orange County Industrial Development Agency New York, Refunding RB, St. Luke’s Hospital Newburgh New York Project, Series A (Radian), 5.38%, 12/01/21	3,875	3,912,433
		10,487,198
Housing — 3.3%
New York State Dormitory Authority, RB:
North Shore Long Island Jewish, Series A, 5.00%, 5/01/18	615	707,668
North Shore Long Island Jewish, Series A, 4.00%, 5/01/19	250	270,452
North Shore Long Island Jewish, Series A, 5.00%, 5/01/19	650	746,070
State University Educational Facilities, Series A, 5.88%, 5/15/17	125	146,198
		1,870,388
State — 6.4%
New York State Dormitory Authority, RB, 5.00%, 3/15/18	2,000	2,430,100
New York State Dormitory Authority, Refunding LRB, Municipal Health Facilities, 4.00%, 5/15/18	550	619,982
New York State Urban Development Corp., RB, State Personal Income Tax, Series A-1, 5.00%, 12/15/22	500	593,625
		3,643,707
Tobacco — 11.3%
Rockland Tobacco Asset Securitization Corp., RB, Asset-Backed, 5.63%, 8/15/35	4,000	3,358,480
TSASC Inc. New York, RB, Tobacco Settlement Asset-Backed, Series 1, 5.75%, 7/15/32 (a)	3,000	3,088,200
		6,446,680

See Notes to Financial Statements.

16	ANNUAL REPORT	DECEMBER 31, 2011

Schedule of Investments (concluded)	BlackRock New York Municipal 2018 Term Trust (BLH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Transportation — 22.5%
Metropolitan Transportation Authority, Refunding RB, Series A:
5.00%, 11/15/18	$1,000	$1,216,210
(NPFGC), 5.13%, 11/15/21	5,000	5,151,350
New York State Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/20	1,750	2,120,807
Port Authority of New York & New Jersey, RB:
Consolidated, 126th Series, AMT (NPFGC), 5.00%, 11/15/18	3,885	3,968,683
JFK International Air Terminal, 5.00%, 12/01/20	300	309,351
		12,766,401
Utilities — 2.1%
Long Island Power Authority, Refunding RB, Series A, 5.25%, 4/01/21	1,000	1,185,200
Total Municipal Bonds in New York		80,204,776

Puerto Rico — 8.8%
State — 2.9%
Puerto Rico Sales Tax Financing Corp., RB, Sales Tax Revenue, Series C, 5.00%, 8/01/22	1,365	1,617,675
Tobacco — 3.0%
Children’s Trust Fund, Refunding RB, Asset-Backed, 5.63%, 5/15/43	2,000	1,698,900
Utilities — 2.9%
Puerto Rico Electric Power Authority, RB, Series WW, 5.50%, 7/01/21	1,500	1,673,595
Total Municipal Bonds in Puerto Rico		4,990,170
Total Long-Term Investments (Cost — $82,477,846) — 150.0%		85,194,946

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (d)(e)	1,989,090	1,989,090
Total Short-Term Securities (Cost — $1,989,090) — 3.5%		1,989,090
Total Investments (Cost — $84,466,936) — 153.5%		87,184,036
Other Assets Less Liabilities — 1.8%		1,025,168
Preferred Shares, at Redemption Value — (55.3)%		(31,400,945)
Net Assets Applicable to Common Shares — 100.0%		$56,808,259

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Non-income producing security.

(d)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Income
BIF New York Municipal Money Fund	910,862	1,078,228	1,989,090	$35

(e)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

• Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$85,194,946	—	$85,194,946
Short-Term Securities	$1,989,090	—	—	1,989,090
Total	$1,989,090	$85,194,946	—	$87,184,036

[1]	See above Schedule of Investments for values in each sector and state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2011	17

Statements of Assets and Liabilities

December 31, 2011	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)
Assets
Investments at value — unaffiliated[1]	$153,909,334	$380,486,567	$85,194,946
Investments at value — affiliated[2]	406,702	925,301	1,989,090
Interest receivable	1,649,869	4,685,015	1,125,049
Investments sold receivable	5,000	800,000	—
Income receivable — affiliated	110	658	80
Prepaid expenses	10,021	34,770	3,131
Other assets	5,324	31,724	3,902
Total assets	155,986,360	386,964,035	88,316,198

Accrued Liabilities
Bank overdraft	4,425	8,672	1,303
Investment advisory fees payable	52,207	130,129	29,129
Income dividends payable — Common Shares	19,211	69,758	7,659
Officer’s and Trustees’ fees payable	7,291	34,043	5,441
Interest expense and fees payable	—	1,356	—
Other accrued expenses payable	30,704	48,862	63,462
Total accrued liabilities	113,838	292,820	106,994

Other Liabilities
TOB trust certificates	—	3,750,000	—
Total liabilities	113,838	4,042,820	106,994

Preferred Shares at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3]	55,527,343	133,852,655	31,400,945
Net Assets Applicable to Common Shareholders	$100,345,179	$249,068,560	$56,808,259

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[4]	$91,036,643	$228,996,809	$52,005,082
Undistributed net investment income	5,389,726	16,574,360	3,301,567
Accumulated net realized loss	(3,697,547)	(13,352,298)	(1,215,490)
Net unrealized appreciation/depreciation	7,616,357	16,849,689	2,717,100
Net Assets Applicable to Common Shareholders	$100,345,179	$249,068,560	$56,808,259
Net asset value per Common Share	$15.60	$15.66	$15.64
[1] Investments at cost — unaffiliated	$146,292,977	$363,636,878	$82,477,846
[2] Investments at cost — affiliated	$406,702	$925,301	$1,989,090
[3] Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	2,221	5,354	1,256
[4] Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	6,433,028	15,908,028	3,633,028

See Notes to Financial Statements.

18	ANNUAL REPORT	DECEMBER 31, 2011

Statements of Operations

Year Ended December 31, 2011	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)
Investment Income
Interest	$6,411,136	$18,588,271	$4,161,474
Income — affiliated	1,687	4,903	333
Total income	6,412,823	18,593,174	4,161,807

Expenses
Investment advisory	599,659	1,496,541	345,499
Professional	84,279	90,230	40,431
Commissions for Preferred Shares	82,580	194,913	46,002
Transfer agent	17,873	25,496	20,986
Accounting services	17,818	44,710	20,536
Printing	12,695	36,527	11,018
Officer and Trustees	10,425	24,834	5,905
Custodian	10,031	25,840	7,476
Registration	9,372	9,372	9,372
Miscellaneous	39,137	54,846	41,240
Total expenses excluding interest expense and fees	883,869	2,003,309	548,465
Interest expense and fees[1]	—	21,692	—
Total expenses	883,869	2,025,001	548,465
Less fees waived by advisor	(13,851)	(2,502)	(4,724)
Total expenses after fees waived	870,018	2,022,499	543,741
Net investment income	5,542,805	16,570,675	3,618,066

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(509,142)	518,667	140,620
Net change in unrealized appreciation/depreciation on investments	8,769,591	15,323,597	1,555,170
Total realized and unrealized gain	8,260,449	15,842,264	1,695,790

Dividends to Preferred Shareholders From
Net investment income	(160,199)	(379,331)	(89,502)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$13,643,055	$32,033,608	$5,224,354

[1] Related to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2011	19

Statements of Changes in Net Assets

	BlackRock California Municipal 2018 Term Trust (BJZ)		BlackRock Municipal 2018 Term Trust (BPK)
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$5,542,805	$6,273,179	$16,570,675	$17,047,871
Net realized gain (loss)	(509,142)	45,484	518,667	476,168
Net change in unrealized appreciation/depreciation	8,769,591	(686,148)	15,323,597	2,049,110
Dividends to Preferred Shareholders from net investment income	(160,199)	(224,184)	(379,331)	(538,571)
Net increase in net assets applicable to Common Shareholders resulting from operations	13,643,055	5,408,331	32,033,608	19,034,578

Dividends to Common Shareholders From
Net investment income	(5,558,136)	(5,558,136)	(14,889,914)	(14,889,914)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	8,084,919	(149,805)	17,143,694	4,144,664
Beginning of year	92,260,260	92,410,065	231,924,866	227,780,202
End of year	$100,345,179	$92,260,260	$249,068,560	$231,924,866
Undistributed net investment income	$5,389,726	$6,171,497	$16,574,360	$16,888,930

	BlackRock New York Municipal 2018 Term Trust (BLH)
	Year Ended December 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010
Operations
Net investment income	$3,618,066	$3,757,260
Net realized gain (loss)	140,620	(283,603)
Net change in unrealized appreciation/depreciation	1,555,170	(928,098)
Dividends to Preferred Shareholders from net investment income	(89,502)	(126,928)
Net increase in net assets applicable to Common Shareholders resulting from operations	5,224,354	2,418,631

Dividends to Common Shareholders From
Net investment income	(3,574,900)	(3,840,111)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	1,649,454	(1,421,480)
Beginning of year	55,158,805	56,580,285
End of year	$56,808,259	$55,158,805
Undistributed net investment income	$3,301,567	$3,707,903

See Notes to Financial Statements.

20	ANNUAL REPORT	DECEMBER 31, 2011

Financial Highlights	BlackRock California Municipal 2018 Term Trust (BJZ)

	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$14.34	$14.36	$11.94	$14.82	$15.26
Net investment income	0.86 [1]	0.98 [1]	1.03 [1]	1.05 [1]	1.04
Net realized and unrealized gain (loss)	1.28	(0.11)	2.25	(2.90)	(0.44)
Dividends to Preferred Shareholders from net investment income	(0.02)	(0.03)	(0.05)	(0.29)	(0.29)
Net increase (decrease) from investment operations	2.12	0.84	3.23	(2.14)	0.31
Dividends to Common Shareholders from net investment income	(0.86)	(0.86)	(0.81)	(0.74)	(0.75)
Net asset value, end of year	$15.60	$14.34	$14.36	$11.94	$14.82
Market price, end of year	$16.34	$15.38	$15.09	$11.60	$15.40

Total Investment Return[2]
Based on net asset value	14.86%	5.56%	27.09%	(15.18)%	1.95%
Based on market price	12.17%	7.73%	37.46%	(20.70)%	1.42%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	0.93%	0.92%	0.96%	0.97%	0.97%
Total expenses after fees waived[3]	0.91%	0.91%	0.95%	0.96%	0.94%
Net investment income[3]	5.82%	6.64%	7.56%	7.43%	7.05%
Dividends to Preferred Shareholders	0.17%	0.24%	0.38%	2.07%	1.96%
Net investment income to Common Shareholders	5.65%	6.40%	7.18%	5.36%	5.09%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$100,345	$92,260	$92,410	$76,795	$95,336
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$55,525	$55,525	$55,525	$55,525	$55,525
Portfolio turnover	28%	7%	5%	1%	7%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$70,180	$66,542	$66,609	$59,580	$67,935

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to Preferred Shareholders.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2011	21

Financial Highlights	BlackRock Municipal 2018 Term Trust (BPK)

	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$14.58	$14.32	$11.63	$15.06	$15.97
Net investment income	1.04 [1]	1.07 [1]	1.12 [1]	1.12 [1]	1.17
Net realized and unrealized gain (loss)	1.00	0.16	2.54	(3.35)	(0.83)
Dividends to Preferred Shareholders from net investment income	(0.02)	(0.03)	(0.05)	(0.29)	(0.32)
Net increase (decrease) from investment operations	2.02	1.20	3.61	(2.52)	0.02
Dividends to Common Shareholders from net investment income	(0.94)	(0.94)	(0.92)	(0.91)	(0.93)
Net asset value, end of year	$15.66	$14.58	$14.32	$11.63	$15.06
Market price, end of year	$16.59	$15.75	$15.15	$12.97	$15.22

Total Investment Return[2]
Based on net asset value	13.86%	7.94%	30.92%	(17.96)%	(0.10)%
Based on market price	11.66%	10.22%	24.20%	(9.47)%	(5.21)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	0.85%	0.88%	0.92%	0.94%	0.89%
Total expenses after fees waived[3]	0.85%	0.88%	0.91%	0.93%	0.89%
Total expenses after fees waived and excluding interest expense and fees[3,4]	0.84%	0.87%	0.90%	0.91%	0.89%
Net investment income[3]	6.94%	7.23%	8.36%	8.04%	7.57%
Dividends to Preferred Shareholders	0.16%	0.23%	0.36%	2.10%	2.08%
Net investment income to Common Shareholders	6.78%	7.00%	8.00%	5.94%	5.49%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$249,069	$231,925	$227,780	$185,049	$239,609
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$133,850	$133,850	$133,850	$133,850	$137,600
Portfolio turnover	13%	6%	11%	4%	7%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$71,521	$68,319	$67,546	$59,571	$68,548

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total Investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to Preferred Shareholders.

[4]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

22	ANNUAL REPORT	DECEMBER 31, 2011

Financial Highlights	BlackRock New York Municipal 2018 Term Trust (BLH)

	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$15.18	$15.57	$13.78	$15.98	$16.33
Net investment income	1.00 [1]	1.03 [1]	1.10 [1]	1.08 [1]	1.18
Net realized and unrealized gain (loss)	0.46	(0.33)	1.67	(2.16)	(0.45)
Dividends to Preferred Shareholders from net investment income	(0.02)	(0.03)	(0.05)	(0.29)	(0.28)
Net increase (decrease) from investment operations	1.44	0.67	2.72	(1.37)	0.45
Dividends to Common Shareholders from net investment income	(0.98)	(1.06)	(0.93)	(0.83)	(0.80)
Net asset value, end of year	$15.64	$15.18	$15.57	$13.78	$15.98
Market price, end of year	$16.71	$15.92	$16.90	$13.97	$16.18

Total Investment Return[2]
Based on net asset value	9.41%	3.90%	19.76%	(9.12)%	2.89%
Based on market price	11.46%	0.39%	28.22%	(9.00)%	8.92%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	0.99%	1.02%	1.00%	1.05%	1.02%
Total expenses after fees waived and before fees paid indirectly[3]	0.98%	1.01%	0.99%	1.02%	1.02%
Total expenses after fees waived and paid indirectly[3]	0.98%	1.01%	0.99%	1.02%	1.01%
Net investment income[3]	6.52%	6.60%	7.30%	7.06%	7.34%
Dividends to Preferred Shareholders	0.16%	0.22%	0.34%	1.88%	1.72%
Net investment income to Common Shareholders	6.36%	6.38%	6.96%	5.18%	5.62%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$56,808	$55,159	$56,580	$50,058	$58,043
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$31,400	$31,400	$31,400	$31,400	$31,400
Portfolio turnover	16%	6%	14%	6%	6%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$70,230	$68,918	$70,050	$64,857	$71,230

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to Preferred Shareholders.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2011	23

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock California Municipal 2018 Term Trust (“BJZ”), BlackRock Municipal 2018 Term Trust (“BPK”) and BlackRock New York Municipal 2018 Term Trust (“BLH”) (collectively, the “Trusts” or individually as a “Trust”) are organized as Delaware statutory trusts. BPK is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. BJZ and BLH are registered as non-diversified, closed-end management investment companies under the 1940 Act. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Board of Trustees of the Trusts are referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine, and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: BPK leverages its assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which BPK, or an agent on behalf of BPK, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which BPK has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by BPK include the right of BPK (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to BPK. The TOB may also be terminated without the consent of BPK upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the year ended December 31, 2011, no TOBs that BPK participated in were terminated without the consent of BPK.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to BPK in exchange for TOB trust certificates. BPK typically invests the cash in additional municipal

24	ANNUAL REPORT	DECEMBER 31, 2011

Notes to Financial Statements (continued)

bonds. BPK’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in BPK’s Schedule of Investments and the TOB trust certificates are shown in other liabilities in the Statement of Assets and Liabilities.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At December 31, 2011, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the rate on the liability for TOB trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Interest Rate
BPK	$5,745,600	$3,750,000	0.12%

For the year ended December 31, 2011, BPK’s average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BPK	$3,750,000	0.58%

Should short-term interest rates rise, BPK’s investments in TOBs may adversely affect BPK’s net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect BPK’s NAV per share.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains, if any, are recorded on the ex-dividend date. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 6.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trusts’ financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statements of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trusts’ financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End

ANNUAL REPORT	DECEMBER 31, 2011	25

Notes to Financial Statements (continued)

Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at an annual rate of 0.40% of each Trust’s average weekly managed assets. Average weekly managed assets are the average weekly value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2011, were as follows:

	Purchases	Sales
BJZ	$46,461,321	$40,481,515
BPK	$49,470,274	$48,434,420
BLH	$13,152,363	$14,025,296

4. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to the expiration of capital loss carryforwards and the retention of tax-exempt income were reclassified to the following accounts:

	BJZ	BPK	BLH
Paid-in capital	$596,000	$1,616,000	$270,292
Undistributed net investment income	$(606,241)	$(1,616,000)	$(360,000)
Accumulated net realized loss	$10,241	—	$89,708

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	BJZ	BPK	BLH
Tax-exempt income:
12/31/2011	$5,718,335	$15,269,245	$3,664,402
12/31/2010	$5,782,320	$15,428,485	$3,967,039

26	ANNUAL REPORT	DECEMBER 31, 2011

Notes to Financial Statements (continued)

As of December 31, 2011, the tax components of accumulated net earnings were as follows:

	BJZ	BPK	BLH
Undistributed tax-exempt income	$5,396,937	$16,506,489	$3,287,289
Undistributed ordinary income	82	686	65
Capital loss carryforwards	(3,697,491)	(13,216,352)	(1,215,445)
Net unrealized gains[1]	7,609,008	16,833,861	2,731,268
Qualified late-year losses[2]	—	(52,933)	—
Total	$9,308,536	$20,071,751	$4,803,177

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the deferral of compensation to Trustees and the treatment of residual interests in tender option bond trusts.

[2]	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BJZ	BPK	BLH
2012	$1,482,072	$5,191,762	$590,480
2013	530,943	—	—
2014	—	6,932,944	—
2015	470,704	889,102	333,477
2017	660,560	202,544	—
2018	—	—	291,488
No expiration date[3]	553,212	—	—
Total	$3,697,491	$13,216,352	$1,215,445

[3]	Must be utilized prior to losses subject to expiration.

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BJZ	BPK	BLH
Tax cost	$146,698,311	$360,675,576	$84,446,184
Gross unrealized appreciation	$7,822,360	$24,435,566	$3,687,208
Gross unrealized depreciation	(204,635)	(7,449,274)	(949,356)
Net unrealized appreciation	$7,617,725	$16,986,292	$2,737,852

5. Concentration, Market and Credit Risk:

BJZ and BLH invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of December 31, 2011, BJZ invested a significant portion of its assets in securities in the county/city/special district/school district sector. BPK invested a significant portion of its assets in securities in the corporate sector. BLH invested a significant portion of its assets in securities in the country/city/special district/school district and education sectors. Changes in economic conditions affecting the county/city/special district/school district, corporate and education sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

6. Capital Share Transactions:

The Trusts are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

Shares issued and outstanding remained constant for all Trusts for the years ended December 31, 2011 and December 31, 2010.

ANNUAL REPORT	DECEMBER 31, 2011	27

Notes to Financial Statements (continued)

Preferred Shares

The Preferred Shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Trust may effect repurchases of its Preferred Shares at prices below their liquidation preference as agreed upon by the Trust and seller. Each Trust also may redeem its Preferred Shares from time to time as provided in the applicable Governing Instrument. Each Trust intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The Trusts had the following series of Preferred Shares outstanding, effective yields and reset frequency as of December 31, 2011:

	Series	Preferred Shares	Effective Yield	Reset Frequency Days
BJZ	M7	2,221	0.15%	7
BPK	W7	2,677	0.17%	7
	R7	2,677	0.15%	7
BLH	T7	1,256	0.18%	7

Dividends on seven-day Preferred Shares are cumulative at a rate which is reset every seven days, based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares is the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the Preferred Shares for each Trust for the year ended December 31, 2011 were as follows:

	Series	Low	High	Average
BJZ	M7	0.11%	0.50%	0.29%
BPK	W7	0.11%	0.44%	0.28%
	R7	0.11%	0.43%	0.28%
BLH	T7	0.11%	0.44%	0.28%

Since February 13, 2008, the Preferred Shares of the Trusts failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.11% to 0.50% for the year ended December 31, 2011. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a Trust’s Preferred Shares than buyers. A successful auction for the Trusts’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Trusts pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

Preferred Shares issued and outstanding remained constant during the years ended December 31, 2011 and December 31, 2010.

The Trusts’ Preferred Shares rank prior to the Trusts’ Common Shares as to the payment of dividends by the Trusts and distribution of assets upon dissolution or liquidation of the Trusts. The 1940 Act prohibits the declaration of any dividend on the Trusts’ Common Shares or the repurchase of the Trusts’ Common Shares if the Trusts fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ Governing Instrument, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ Governing Instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for the Trusts. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change the Trusts’ sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

28	ANNUAL REPORT	DECEMBER 31, 2011

Notes to Financial Statements (concluded)

7. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts will pay a net investment income dividend in the following amounts per share on February 1, 2012 to Common Shareholders of record on January 13, 2012:

Common Dividend Per Share
BJZ	$0.0720
BPK	$0.0780
BLH	$0.0820

The dividends declared on Preferred Shares for the period January 1, 2012 to January 31, 2012 were as follows:

	Series	Dividends Declared
BJZ	M7	$6,009
BPK	W7	$6,852
	R7	$6,772
BLH	T7	$3,466

ANNUAL REPORT	DECEMBER 31, 2011	29

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of BlackRock California Municipal 2018 Term Trust, BlackRock Municipal 2018 Term Trust and BlackRock New York Municipal 2018 Term Trust:

We have audited the accompanying statements of assets and liabilities of BlackRock California Municipal 2018 Term Trust, BlackRock Municipal 2018 Term Trust and BlackRock New York Municipal 2018 Term Trust (collectively, the “Trusts”), including the schedules of investments, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trusts as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte &Touche LLP
Boston, Massachusetts
February 23, 2012

Important Tax Information (Unaudited)

All of the net investment income distributions paid by BJZ, BPK and BLH during the taxable year ended December 31, 2011 qualify as tax-exempt interest dividends for federal income tax purposes.

30	ANNUAL REPORT	DECEMBER 31, 2011

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on the Trusts’ primary exchange (“open-market purchases”). The Trusts will not issue any new shares under the Reinvestment Plan.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236 or overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	DECEMBER 31, 2011	31

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 1994

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				97 RICs consisting of 97 Portfolios	Arch Chemical (chemical and allied products)
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				97 RICs consisting of 97 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011

Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.

				97 RICs consisting of 97 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 1993

Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				97 RICs consisting of 97 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				97 RICs consisting of 97 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	97 RICs consisting of 97 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				97 RICs consisting of 97 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				97 RICs consisting of 97 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

32	ANNUAL REPORT	DECEMBER 31, 2011

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				97 RICs consisting of 97 Portfolios	None

[1]

Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.

[2]

Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Frank J. Fabozzi, 1988; James T. Flynn, 1996; Jerrold B. Harris, 1999; W. Carl Kester, 1998; and Karen P. Robards, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011

Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

			159 RICs consisting of 286 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			159 RICs consisting of 286 Portfolios	None

[3]

Mr.Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	DECEMBER 31, 2011	33

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]

Managing Director of BlackRock since 2000; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Trusts serve at the pleasure of the Board.

[2]	Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc.
New York, NY 10055

Custodian
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agents Common Shares
Computershare Trust Company, N.A.
Canton, MA 02021

Preferred Shares
BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

34	ANNUAL REPORT	DECEMBER 31, 2011

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 28, 2011, for shareholders of record on May 31, 2011, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class I Trustees as follows:

	Paul L. Audet			Michael J. Castellano			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BJZ	5,428,727	180,814	0	5,429,354	180,187	0	5,405,002	204,539	0
BPK	15,075,852	209,424	0	15,077,985	207,291	0	15,066,696	218,580	0
BLH	3,173,947	174,111	0	3,173,947	174,111	0	3,173,547	174,511	0

	W. Carl Kester[1]
	Votes For	Votes Withheld	Abstain
BJZ	1,403	0	0
BPK	3,877	150	0
BLH	843	5	0

[1]	Voted on by holders of Preferred Shares only.

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris and Karen P. Robards.

ANNUAL REPORT	DECEMBER 31, 2011	35

Additional Information (continued)

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

36	ANNUAL REPORT	DECEMBER 31, 2011

Additional Information (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts.

ANNUAL REPORT	DECEMBER 31, 2011	37

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	ANNUAL REPORT	DECEMBER 31, 2011

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts leverage their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF-BK3-12/11-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock California Municipal 2018 Term Trust	$28,500	$27,500	$3,500	$3,500	$8,800	$6,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock California Municipal 2018 Term Trust	$12,300	$20,377

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2011.

(a)(1)

The Fund is managed by a team of investment professionals comprised of Phillip Soccio, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Soccio, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2011, 2006 and 2006, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
Phillip Soccio	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

(a)(2)	As of December 31, 2011:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	65	0	0	0	0	0
	$21.99 Billion	$0	$0	$0	$0	$0
Walter O’Connor	65	0	0	0	0	0
	$21.99 Billion	$0	$0	$0	$0	$0
Phillip Soccio	10	1	0	0	0	0
	$2.08 Billion	$41.72 Billion	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of December 31, 2011:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts include the following:

Portfolio Manager(s)	Applicable Benchmarks
Ted Jaeckel

A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor’s Municipal Bond Index, Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.

Walter O’Connor Phil Soccio	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. Messrs. Jaeckel, O’Connor, and Soccio each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of December 31, 2011.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None
Phillip Soccio	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock California Municipal 2018 Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal 2018 Term Trust

Date: March 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal 2018 Term Trust

Date: March 1, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock California Municipal 2018 Term Trust

Date: March 1, 2012